UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2018

US ECOLOGY, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-11688	95-3889638
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 S. Capitol Blvd., Suite 1000 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 7, 2018, US Ecology, Inc. (“Company”) approved base salary, a management incentive plan and related target percentages, and certain equity awards for each of the Named Executive Officers. Effective with the first payroll of 2019, the base salary of each Named Executive Officer was approved as set forth in the following table.

Named Executive Officer	2019 Base Salary
Jeffrey R. Feeler President and Chief Executive Officer	$525,000
Steven D. Welling Executive Vice President of Sales and Marketing	$370,000
Simon G. Bell Executive Vice President and Chief Operating Officer	$380,000
Eric L. Gerratt Executive Vice President and Chief Financial Officer	$350,000
Andrew P. Marshall Executive Vice President of Regulatory Compliance and Safety	$290,000

2019 Management Incentive Plan

The Company approved the 2019 Management Incentive Plan (“2019 MIP”) under which each Named Executive Officer (“Participant”) will be eligible to receive a cash incentive payment for fiscal year 2019 (“Plan Year”) based upon the achievement of four independent objectives: (1) financial; (2) individual performance; (3) health and safety; and (4) compliance (each a “Plan Objective”). The payout available for achievement of 100% of each Plan Objective is a percentage of a Participant’s annual base salary (“Target Incentive”). The Target Incentive is 100% of base salary for Mr. Feeler and 75% of base salary for each of Messrs. Welling, Bell, Gerratt and Marshall. The amount available for achievement of a Plan Objective is weighted as a percentage of a Participant’s Target Incentive and may be earned even if the threshold performance is not met for another Plan Objective.

The portion of a Participant’s Target Incentive based on financial performance (“Finance Target Incentive”) increases with every percentage point over 84% of the consolidated operating income target approved by the Company’s Board of Directors (“Base MIP Target”) and is weighted at 60% of a Participant’s Target Incentive. Upon achievement of 85% of the Base MIP Target, 50% of the Finance Target Incentive will be available to a Participant. For every percentage point achievement over 85% of the Base MIP Target, up to and including 100%, a Participant will earn approximately 3.35% of the Finance Target Incentive. Upon 100% achievement of the Base MIP Target, 100% of the Finance Target Incentive will be available to a Participant. In the event the Company exceeds the Base MIP Target, a Participant will be eligible for an additional incentive payment in an amount calculated by multiplying his Target Incentive by 10% for every 1% increase over the Base MIP Target. The additional incentive payment based on exceeding the Base MIP Target is capped at one times a Participant’s Target Incentive (achieved at 110% of Base MIP Target) for an aggregate potential incentive payment of two times the Participant’s Target Incentive.

Up to 20% of a Participant’s Target Incentive will be awarded based on the Participant’s individual performance, including teamwork, achievement of established annual priorities, effective use of Company resources and other evaluative factors.

Metrics for the health and safety objective are weighted cumulatively at 10% of a Participant’s Target Incentive. The Company-wide metrics, as set and approved by the Compensation Committee of the Company’s Board of Directors (“Compensation Committee”), include Total Recordable Incident Rate (2%), Days Away Restricted Time (3%) and Lost Time Incident (5%).

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The metric for the compliance objective is the avoidance of Notices of Violation or Enforcement with monetary penalties during the Plan Year and is weighted at 10% of a Participant’s Target Incentive. The Target Incentive related to compliance will be earned based on a determination by the Compensation Committee, taking into consideration, among other things, the dollar amount of a monetary penalty paid (or accrued under generally accepted accounting principles) in the Plan Year, severity of the Notices of Violation or Enforcement, regulatory basis for penalty and respective fact patterns.

2019 Equity Awards

The Company approved the award of stock options and restricted stock to the Named Executive Officers with a grant date of January 2, 2019. The Company also approved the award of Performance Stock Units (“PSUs”) with a grant date in the first quarter of 2019, based on targets established by the Compensation Committee. The value of the shares underlying each award of options, restricted stock and PSUs will be equal to the amounts set forth in the table below as of the respective grant date. Restricted stock and options will vest in equal annual installments over three years. The exercise price for each option will be the closing market price of the Company’s common stock on January 2, 2019 and each option will have a ten-year term.

Named Executive Officer	Stock Options	Restricted Stock	Performance Stock Units
Jeffrey R. Feeler President and Chief Executive Officer	$220,000	$495,000	$385,000
Steven D. Welling Executive Vice President of Sales and Marketing	$95,000	$213,750	$166,250
Simon G. Bell Executive Vice President and Chief Operating Officer	$95,000	$213,750	$166,250
Eric L. Gerratt Executive Vice President and Chief Financial Officer	$95,000	$213,750	$166,250
Andrew P. Marshall Executive Vice President of Regulatory Compliance and Safety	$66,000	$148,500	$115,500

Each PSU represents a contingent right to receive one share of the Company’s common stock (“Target PSUs”). The PSUs will be earned and vested over a three-year performance period beginning January 1, 2019 (“Performance Period”) based on achievement of established targets with respect to the Company’s Adjusted Earnings Per Share and Return on Invested Capital, each weighted at 50% of the Target PSUs. After the payout under the PSUs is determined, the number of shares to be provided is subject to modification (“TSR Modifier”) based on the percentage change in the price of the Company’s common stock from January 1, 2019 to December 31, 2021 relative to the percentage change in the price of the common stock of certain companies in the environmental and facilities industry during such period (“TSR Peer Group”). Based on the percentage of the TSR Peer Group companies whose total stockholder return the Company exceeded during the Performance Period (“TSR Ranking”), the payout will be modified as follows:

TSR Ranking	Percentage Modification of PSU Payout
<25th Percentile	-50%
25th to 75th Percentile	0%
>75th Percentile	+50%

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: November 13, 2018	/s/ Eric L. Gerratt
Eric L. Gerratt Executive Vice President and Chief Financial Officer

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